Dear Shareholders:

The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back.
At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.
For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.
In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.
Sincerely,


Barbara J. Krumsiek
President and CEO
November 3, 1997

A DISCUSSION WITH PORTFOLIO MANAGER,
ED BROWN

How would you characterize the investment climate during the past six months?

The stock market continued to race ahead, with all major market averages posting positive returns. Modest inflation, relatively stable interest rates and sustained growth in corporate profits are supporting the market's strength.

What is the Fund's strategy?

We utilize a bottom-up, fundamental approach to investing that has proven to be effective in ideal and less-than-ideal investment climates. We seek to identify stocks with strong growth potential trading at fair valuations. This is known as a "Growth at a Reasonable Price," or GARP, philosophy.

This period, we continued to focus on two key themes: the Information Age and the Graying of America. We maintained sizable positions in health care and financial services companies and in technology companies that help individuals and businesses enhance their productivity.

One investment candidate that met both our fundamental and valuation selection criteria and was added to the portfolio during the final quarter covered by this report was Health Management Associates (HMA). HMA is a rapidly growing acquirer and operator of hospitals in non-urban areas in the Southeast and Southwest and is led by a lean, centralized management team with a successful track record.

The Fund turned in strong gains for
the six-month period but lagged its benchmark. Why?

The majority of underperformance can be attributed to the last quarter. During this period, mid-cap stocks dramatically outperformed large-cap stocks. The presence of a number of large-cap companies in the Fund's portfolio diluted our return relative to that of a pure mid-cap index.
Do you think this bull market is running out of steam?
The stock market is richly valued at a current price/earnings multiple of 19.1 times our 12-month forward earnings estimate, but in an environment of low inflation and low interest rates, we don't believe the market is overvalued. (The price/earnings multiple is an indication of how much investors are paying for a company's earnings potential. The higher the p/e, the more investors are willing to pay.) In addition, valuations for small- and mid-cap stocks are not as stretched as they are within the large-cap universe. Still, investors should expect returns closer to historical averages than the exceptional returns we've seen over the past three years.

October 20, 1997

Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings

                                            % of Net Assets

Home Depot, Inc.                            3.8%
Greentree Financial Corp.                   3.7%
Chase Manhattan Corp.                       3.5%
Cardinal Health, Inc.                       3.5%
T. Rowe Price Assoc., Inc.                  3.4%
Autozone      3.4%
Cisco Systems, Inc.                         3.4%
Hewlett Packard Co.                         3.3%
Carnival Corp., Class A                     2.8%
MCN Corp.                                   2.8%
Total                                       33.6%

Investment Performance

                                            6 Months          12 Months
Capital
Accumulation Fund                           27.81%            20.67%
S&P Midcap 400
Index TR      33.14%                        39.10%
Lipper Mid-Cap
Fund Index                                  32.23%            24.80%



   Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return. Source:
Lipper  Analytical  Services,  Inc.

PORTFOLIO STATISTICS
September 30, 1997

Average Annual Total Returns

     Class A Shares
                                            as of 9/30/97

One year      14.96%
Since inception                             21.79%
(10/31/94)

     Class C Shares
                                            as of 9/30/97

One year      19.20%
Since inception                             22.87%
(10/31/94)


Performance Comparison

Comparison of change in value of $10,000 investment.

Line chart here showing comparison from 10/94 to 9/97

Calvert Capital Accumulation Fund (A) $17,785
Calvert Capital Accumulation Fund (C) $18,249
S&P Midcap 400 Index TR - $19,728


Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997

Equity Securities - 94.9%                   Shares            Value
Biotechnology - 2.1%
Amgen, Inc.                                 25,900            $1,241,581
                                                              1,241,581

Business Equipment and Services - 6.3%
Acxiom Corp.* 45,400                        791,663
Choicepoint, Inc.*                          2,830             105,771
Equifax, Inc.                               28,300            889,681
Hewlett Packard Co.                         28,000            1,947,750
                                                              3,734,865

Capital Goods - 2.0%
Illinois Tool Works, Inc.                   23,400            1,170,000
                                                              1,170,000

Computer - Memory Devices - 2.4%
EMC Corp. *                                24,289             1,417,870
                                                              1,417,870

Computer - Networks - 5.7%
Cisco Systems, Inc.*                        27,000            1,972,687
Network General Corp.*                      72,000            1,395,000
                                                              3,367,687

Computer - Software - 5.2%
BMC Software, Inc.*                         13,500            874,125
Microsoft Corp.*                            7,900             1,045,269
Sterling Software, Inc.*                    31,050            1,113,919
                                                              3,033,313

Computer - Systems - 2.4%
Oracle Corp.*                               38,380            1,398,471
                                                              1,398,471

Consumer Products and Services - 2.6%
Newell Co.                                  38,400            1,536,000
                                                              1,536,000

Electrical Equipment and Services - 5.0%
Belden, Inc.                                40,900            1,541,419
Sterling Commerce, Inc.*                    38,631            1,388,302
                                                              2,929,721

Electronics - Components - 2.7%
Vishay Intertechnology, Inc.*               60,684            1,604,333
                                                              1,604,333

Equity Securities (Cont'd)                  Shares            Value
Electronics - Semiconductors - 5.0%
Intel Corp.                                 14,400            $1,329,300
Solectron Corp.*                            36,000            1,602,000
                                                              2,931,300

Financial Services - 10.6%
Chase Manhattan Corp.                       17,624            2,079,632
Green Tree Financial Corp.                  45,900            2,157,300
T. Rowe Price  Associates, Inc.             29,600            1,990,600
                                                              6,227,532

Health Care - 11.4%
Cardinal Health, Inc.                       29,150            2,069,650
Health Care & Retirement  Corp.*            36,250            1,348,047
Health Management Associates,
 Inc., Class A*                             17,400            550,275
Johnson & Johnson                           17,500            1,008,437
Pall Corp.                                  37,200            802,125
United Healthcare Corp.                     18,900            945,000
                                                              6,723,534

Insurance - 1.4%
AFLAC, Inc.                                 14,900            808,325
                                                              808,325

Leisure - 2.8%
Carnival Corp., Class A                     36,250            1,676,563
                                                              1,676,563

Medical - 4.4%
ALZA Corp.*   42,900                        1,244,100
Scherer (R.P.) Corp.*                       22,000            1,362,625
                                                              2,606,725

Oil and Gas - 2.8%
MCN Energy Group, Inc.                      51,300            1,641,600
                                                              1,641,600

Property Management - 2.3%
Rouse Co.                                   43,900            1,360,900
                                                              1,360,900

Real Estate - 2.0%
Post Properties, Inc.                       29,100            1,156,725
                                                              1,156,725

Restaurants - 1.2%
Cheesecake Factory, Inc.*                   26,300            724,894
                                                              724,894

Equity Securities (Cont'd)                  Shares            Value
Retail - Department Stores - 1.4%
Nordstrom, Inc.                             13,300            $847,875
                                                              847,875

Retail - Discount and Variety - 4.0%
Caseys General Stores, Inc.                 51,300            1,263,263
Dollar General Corp.                        31,421            1,070,286
                                                              2,333,549

Retail - Special Line - 9.2%
Autozone, Inc.*                             66,000            1,980,000
Fastenal Co.                                22,600            1,203,450
Home Depot, Inc.                            43,050            2,243,981
                                                              5,427,431

Total Equity Securities (Cost $44,902,531)                    55,900,794

                                            Principal
Repurchase Agreements - 4.4%                Amount            Value
State Street Bank: 5.75%, dated
 9/30/97, due 10/1/97
(Collateral: $2,742,417,
 FNMA, 6.25%, 11/10/99)                     $2,600,000        2,600,000

     Total Repurchase Agreements
(Cost $2,600,000)                                             2,600,000

TOTAL INVESTMENTS
(Cost $47,502,531) - 99.3%                                    $58,500,794
Other assets and liabilities, net - 0.7%                      434,376
Net Assets - 100%                                             $58,935,170

Net Assets Consist of:
Paid-in capital applicable to the following
shares of common stock, 250,000,000
     shares of $0.01 par value authorized for
Class A and Class C combined:
         Class A:  2,012,314 shares outstanding               $39,737,868
         Class C:  157,065 shares outstanding                 3,182,577
Undistributed net investment income (loss)                    (265,423)
Accumulated net realized
gain (loss) on investments                                    5,281,885
Net unrealized appreciation (depreciation) on investments     10,998,263

     Net Assets                                               $58,935,170

Net Asset Value per Share
Class A (based on net assets of $54,751,182)                  $27.21
Class C (based on net assets of $4,183,988)                   $26.64


*        Non-income producing.

See notes to financial statements.

STATEMENT OF OPERATIONS
Six MonthS Ended September 30, 1997

Net Investment Income
Investment Income
     Interest income                                          $37,225
     Dividend income                                          194,905
         Total investment income                              232,130

Expenses
     Investment advisory fee                                  206,069
     Transfer agency fees and expenses                        86,045
     Distribution Plan expenses:
         Class A                                              84,403
         Class C                                              18,184
     Directors' fees and expenses                             6,174
     Administrative fees                                      25,934
     Custodian fees                                           6,814
     Registration fees                                        20,661
     Reports to shareholders                                  27,880
     Professional fees                                        7,445
     Miscellaneous                                            14,758
         Total expenses                                       504,367
         Fees paid indirectly                                 (6,814)
              Net expenses                                    497,553

     Net Investment Income (Loss)                             (265,423)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      2,644,175
Change in unrealized appreciation or depreciation             9,933,000

     Net Realized and Unrealized Gain
     (Loss) on Investments                                    12,577,175

     Increase (Decrease) in Net Assets
     Resulting From Operations                                $12,311,752

 Statements of Changes in Net Assets

                                    Six Months Ended          Six Months Ended
Increase (Decrease)                 September 30,             March 31,
in Net Assets                       1997                      1997*
Operations
Net investment income (loss)        $(265,423)                $(302,251)
Net realized gain (loss)            2,644,175                 3,711,819
Change in unrealized
 appreciation or depreciation       9,933,000                 (5,901,118)

Increase (Decrease) in
 Net Assets
Resulting From Operations           12,311,752                (2,491,550)

Distributions to shareholders from
     Net investment income:
         Class A Shares             -                         -
     Net realized gain:
         Class A Shares             -                         -
         Class C Shares             -                         -
     Total distributions            -                         -

Capital share transactions:
     Shares sold:
         Class A Shares             11,879,636                13,167,135
         Class C Shares             705,393                   763,792
     Reinvestment of distributions:
         Class A Shares             -                         -
         Class C Shares             -                         -
     Shares redeemed:
         Class A Shares             (9,669,900)               (9,640,965)
         Class C Shares             (415,158)                 (673,033)
     Total capital share
transactions                        2,499,971                 3,616,929

Total Increase (Decrease)
in Net Assets                       14,811,723                 1,125,379

Net Assets
Beginning of period                 44,123,447                42,998,068
End of period (including
undistributed net
investment income (loss) of
$(265,423)
and $0 and $0, respectively)        $58,935,170               $44,123,447

Capital Share Activity
Shares sold:
     Class A Shares                 474,577                   592,465
     Class C Shares                 29,045                    35,012
Reinvestment of distributions:
     Class A Shares                 -                         -
     Class C Shares                 -                         -
Shares redeemed:
     Class A Shares                 (391,335)                 (430,246)
     Class C Shares                 (17,681)                  (30,948)
Total capital share activity        94,606                    166,283

Statements of Changes in Net Assets
(Cont'd)

Increase (Decrease)                         Year Ended
in Net Assets                               September 30,
Operations                                  1996
Net investment income (loss)                $(508,712)
Net realized gain (loss)                    (770,972)
Change in unrealized appreciation
or depreciation                             4,563,488

Increase (Decrease) in Net Assets
Resulting From Operations                   3,283,804

Distributions to shareholders from
     Net investment income:
         Class A Shares                     -
     Net realized gain:
         Class A Shares                     (495,825)
         Class C Shares                     (67,810)
     Total distributions                    (563,635)

Capital share transactions:
     Shares sold:
         Class A Shares                     30,827,635
         Class C Shares                     2,840,269
     2,840,269
     Reinvestment of distributions:
         Class A Shares                     477,674
         Class C Shares                     66,109
     Shares redeemed:
         Class A Shares                     (10,158,587)
         Class C Shares                     (1,877,841)
     Total capital share transactions       22,175,259

Total Increase (Decrease
in Net Assets                                24,895,428

Net Assets
Beginning of period                         18,102,640
End of period (including undistributed net
investment income (loss) of $(265,423)
and $0 and $0, respectively)                $42,998,068

Capital Share Activity
Shares sold
     Class A Shares:                        1,470,804
     1,470,804
     Class C Shares                         137,319
Reinvestment of distributions
     Class A Shares:                        23,450
     Class C Shares                         3,242
Shares redeemed:
     Class A Shares                         (477,461)
     Class C Shares                         (91,346)
Total capital share activity               1,066,008




*        The Fund's fiscal year-end was changed to March 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

     Note A  -Significant  Accounting  Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights. Effective October 1, 1996, the fiscal year-end of the Fund changed from September 30 to March 31.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions  to  Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

 Note B -Related Party Transactions  Calvert Asset Management Company,
Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Fund's average daily net assets. Effective January 1997, the Fund began paying a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the period ended September 30, 1997, the performance fee adjustment decreased management fees by $1,400. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The Distributor received $44,211 as its portion of the commissions charged on sales of the Fund's shares. Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

  Note C -Investment Activity During the period, purchases and sales of investments, other than short-term securities, were $13,873,873 and $7,315,344, respectively. The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $10,998,263, of which $11,447,239 related to appreciated securities and $448,976 related to depreciated securities.

     Note D-Line of Credit Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

FINANCIAL HIGHLIGHTS

                                                   Periods Ended
                                            September 30,     March 31,

Class A Shares                              1997              1997
Net asset value, beginning                  $21.29            $22.55
Income from investment operations
Net investment income (loss)                (.11)             (.14)
Net realized and unrealized gain (loss)     6.03              (1.12)
     Total from investment operations       5.92              (1.26)
Distributions from
Net investment income                       -                 -
Net realized gain                           -                 -
     Total distributions                    -                 -
Total increase (decrease) in
net asset value                             5.92              (1.26)
Net asset value, ending                     $27.21            $21.29

Total return*                               27.81%            (5.59%)
Ratios to average net assets:
     Net investment income (loss)           (.94%)(a)         (1.27%)(a)
     Total expenses~                        1.87%(a)          1.96%(a)
     Net expenses                           1.84%(a)          1.86%(a)
     Expenses reimbursed                    -                 -
Portfolio turnover                          15%               117%
Average commission rate paid                $.0501            $.0541
Net assets, ending (in thousands)           $54,751           $41,070
Number of shares outstanding ending
(in thousands)                              2,012             1,929

                                                     Periods Ended
                                            September 30,     September 30,
Class A Shares                              1996              1995**
Net asset value, beginning                  $21.48            $15.00
Income from investment operations
     Net investment income (loss)           (.24)             (.11)
     Net realized and unrealized gain (loss)1.88              6.61
         Total from investment operations   1.64              6.50
Distributions from
     Net investment income                  -                 (.02)
     Net realized gain                      (.57)             -
         Total distributions                (.57)             (.02)
Total increase (decrease) in
 net asset value                            1.07              6.48
Net asset value, ending                     $22.55            $21.48

Total return*                               7.92%             43.40%
Ratios to average net assets:
     Net investment income (loss)           (1.56%)           (1.55%)(a)
     Total expenses~                        2.16%             2.35%(a)
     Net expenses                           1.98%             2.06%(a)
     Expenses reimbursed                    -                 .05%(a)
Portfolio turnover                          114%              95%
Average commission rate paid                $.0563            N/A
Net assets, ending (in thousands)           $39,834           $16,111
Number of shares outstanding,
ending (in thousands)                       1,767             750

FINANCIAL HIGHLIGHTS

                                                     Periods Ended
                                            September 30,     March 31,
Class C Shares                              1997              1997

Net asset value, beginning                  $20.96            $22.34
Income from investment operations
     Net investment income (loss)           (.24)             (.27)
     Net realized and unrealized gain (loss)5.92              (1.11)
         Total from investment operations   5.68              (1.38)
Distributions from
     Net investment income                  -                 -
     Net realized gain                      -                 -
         Total distributions                -                 -
Total increase (decrease) in
 net asset value                            5.68              (1.38)
Net asset value, ending                     $26.64            $20.96

Total return*                               27.10%            (6.18%)
Ratios to average net assets:
     Net investment income (loss)           (2.07%)(a)        (2.56%)(a)
     Total expenses~                      2.99%(a)          3.25%(a)
     Net expenses                           2.97%(a)          3.14%(a)
     Expenses reimbursed                    -                 -
Portfolio turnover                          15%               117%
Average commission rate paid                $.0501            $.0541
Net assets, ending (in thousands)           $4,184            $3,054
Number of shares outstanding,
 ending (in thousands)                      157               146

                                                    Periods Ended
                                            September 30,     September 30,
Class C Shares                              1996              1995**

Net asset value, beginning                  $21.55            $15.00
Income from investment operations
     Net investment income (loss)           (.55)             (.15)
     Net realized and unrealized
gain (loss)                                 1.91              6.70
         Total from investment operations   1.36              6.55
Distributions from
     Net investment income                  -                 -
     Net realized gain                      (.57)             -
         Total distributions                (.57)             -
Total increase (decrease) in
 net asset value                             .79               6.55
Net asset value, ending                     $22.34            $21.55

Total return*                               6.56%             43.67%
Ratios to average net assets:
     Net investment income (loss)           (2.82%)           (3.13%)(a)
     Total expenses~                        3.42%             3.79%(a)
     Net expenses                           3.24%             3.50%(a)
     Expenses reimbursed                    -                 2.79%(a)
Portfolio turnover                          114%              95%
Average commission rate paid                $.0563            N/A
Net assets, ending (in thousands)           $3,164            $1,992
Number of shares outstanding,
ending (in thousands)                       142               92

(a) Annualized
~ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

*Total return does not reflect  deduction of Class A front-end  sales charge.

** From October 31, 1994 inception. N/A Disclosure not applicable to prior periods.

Calvert Group's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
Arizona Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Florida Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Michigan Muni. Intermediate Portfolio
New York Muni. Intermediate Portfolio
Pennsylvania Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Strategic Growth Fund
New Africa Fund

Calvert Group
INformation

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com


Please check the inside back cover for
Calvert Group's Family of Funds.

This report is intended to provide fund
information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.